EXHIBIT 10(a)


                               SECOND AMENDMENT TO
                         REVOLVING CREDIT LOAN AGREEMENT

                                      AMONG

                               KOGER EQUITY, INC.

                                       and

            FLEET NATIONAL BANK, AS ARRANGER AND ADMINISTRATIVE AGENT

                                       and

          WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT

                                       and

   COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, AS DOCUMENTATION AGENT

                                       and

                            THE LENDERS PARTY HERETO


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


               SECOND AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT
               ---------------------------------------------------


           This SECOND AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT is dated as of the 10th day of June, 2002, by and among KOGER EQUITY, INC., a Florida corporation (the "Borrower"), FLEET NATIONAL BANK, as agent for the Lenders under the Credit Agreement described below (the "Agent"), and FLEET NATIONAL BANK ("Fleet"), WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT ("Wells Fargo"), COMPASS BANK ("Compass "), COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, AS DOCUMENTATION AGENT ("Commerzbank") and COMERICA BANK ("Comerica" and, together with Fleet, Wells Fargo, Compass, Commerzbank and each other lender that may from time to time be a party to the Credit Agreement, the "Lenders")

           WHEREAS, the Borrower, the Agent, Fleet, Wells Fargo and Compass executed and delivered that certain Revolving Credit Loan Agreement dated as December 28, 2001, as amended by First Amendment to Revolving Credit Loan Agreement dated as April 5, 2002 (as amended, the "Credit Agreement"); and

           WHEREAS, the Borrower has requested that the Lenders approve as an Additional Property the Real Estate Asset owned by Koger Ravinia, LLC located at Three Ravinia Drive in Atlanta, Georgia and has requested certain amendments to the Credit Agreement in connection therewith; and

           WHEREAS, the parties to the Credit Agreement have agreed to amend certain provisions thereof as set forth herein.

           NOW, THEREFORE, the parties hereby agree that effective upon the date hereof the Credit Agreement is amended as follows:

        1. Definitions:ss.1.1 of the Credit Agreement is amended to provide that the following terms shall have the following meanings and, to the extent that any of the following terms are already defined in the Credit Agreement, such definitions shall be deemed to be amended and restated by the following definitions:

           Assignments of Leases and Rents. The assignments of rents and leases from the Mortgagor to the Agent pursuant to which the Mortgagor shall grant and assign to the Agent as agent for the Lenders a security interest in and assignment of the Mortgagor's interest as lessor with respect to all Leases and rents thereunder of all or any part of the Mortgaged Properties as security for the Obligations.

           Building Service Equipment. All apparatus, fixtures and articles of personal property owned by the Mortgagor now or hereafter attached to or used or procured for use in connection with the operation or maintenance of any Building located on or included in the Mortgaged Properties, including, but without limiting the generality of the foregoing, all engines, furnaces, boilers, stokers, pumps, heaters, tank, dynamos, motors, generators, switchboards, electrical equipment, heating, plumbing, lifting and ventilating apparatus, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators, escalators, fittings, and machinery and all other equipment of every kind and description, used or procured for use in the operation of the Buildings (except apparatus, fixtures or articles of personal property belonging to lessees or other occupants of such building or to persons other than the Mortgagor unless the same be abandoned by any such lessee or other occupant or person), together with any and all replacements thereof and additions thereto.

           Collateral. All of the properties of the Borrower or of any Guarantor that are subject to the security interests, liens and mortgages created by the Security Documents, including, without limitation, the Mortgaged Properties, the Leases and the Permits.

           Gross Asset Value. The sum of the following and without duplication:
(a) the Borrower's Adjusted EBITDA for the six month period that ended as of the end of the last preceding quarter for which a Compliance Certificate has been delivered pursuant to ss.7.4(d), less Net Operating Income for the real property assets (other than the Ravinia Property) acquired during such six month period, less, during the Ravinia Stabilization Period, Net Operating Income for the Ravinia Property, multiplied by two and divided by the Capitalization Rate, (b) unrestricted cash and cash equivalents, (c) 100% of actual costs incurred in Construction in Progress, restricted to a maximum of 10% of Gross Asset Value,
(d) acquisitions of real property assets(other than the Ravinia Property) during said six month period at their cost basis and, during the Ravinia Stabilization Period, the cost basis of the Ravinia Property, (e) undeveloped land at its cost basis, restricted to a maximum of 5% of Gross Asset Value, (f) the Borrower's Investment in Koger Realty Services, Inc. (valued in accordance with Generally Accepted Accounting Principles) restricted to a maximum value of $1,500,000 and
(g) Borrower's Unconsolidated Entity Percentage of the assets owned by Unconsolidated Entities, (the amount of such assets being that shown on the balance sheet of the applicable Unconsolidated Entity prepared in accordance with Generally Accepted Accounting Principles, adjusted to add back the accumulated depreciation of its real estate assets).

           Guarantor. Koger Ravinia and each Related Company that owns a Real Estate Asset approved by the Requisite Lenders as an Additional Property and that executes and delivers a Guaranty.

          Guaranty. The Unconditional Guaranty of Payment and Performance from each Guarantor to the Agent pursuant to which such Guarantor shall guarantee the Obligations.

          Koger Ravinia. Koger Ravinia, LLC, a Delaware limited liability company having Borrower as its sole Member.

           Leases. Leases, licenses and agreements whether written or oral, relating to the use or occupation of space in or on the Buildings or on the Mortgaged Properties by persons other than the applicable Mortgagor, including but not limited to the leases listed


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

on Schedule 6.20.

           Mortgagor. With respect to each of the Mortgaged Properties, the Borrower or the Guarantor that is the owner thereof.

           Ravinia Property. The Real Estate Asset owned by Koger Ravinia, LLC located at Three Ravinia Drive in Atlanta, Georgia, as more particularly described in the Security Documents from Koger Ravinia to the Agent of even date herewith.

           Ravinia Stabilization Period. The period commencing on the date that the Ravinia Property was acquired by Koger Ravinia and ending on the earlier to occur of (i) the date that the Ravinia Property is classified as a Stabilized Property pursuant to ss.5.6 or (ii) December 31, 2003.

           Security Deeds. The mortgages, deeds to secure debt and deeds of trust from each Mortgagor to the Agent pursuant to which such Mortgagor shall mortgage or convey the Mortgaged Properties as security for the Obligations.

           Subordination, Attornment and Non-Disturbance Agreement. An agreement among and executed by the Agent, the Mortgagor and a tenant under a Lease pursuant to which such tenant agrees to subordinate its rights under the Lease to the lien of a Security Deed and agrees to recognize the Agent or its successor in interest as landlord under the Lease in the event of a foreclosure or other transfer under the Security Deed and the Agent agrees to not disturb the possession of the tenant so long as there is no default beyond applicable grace periods under the Lease.

           2. Amendment ofss.5.3. ss.5.3 is hereby amended and restated to read as follows:

                               ss.5.3. Additional Properties. A Real Estate
           Asset owned by the Borrower or by a Related Company that is to become a Guarantor may become an additional Mortgaged Property if (i) all Lenders, in their sole discretion, approve such Real Estate Asset and
           (ii) all of the conditions set forth in ss.5.4 are satisfied with respect to such Real Estate Asset. Borrower shall provide the Agent with a notice of each proposed Additional Property describing such property, its estimated value and its estimated net operating income together with a current rent roll and the most current operating statements available with respect thereto, which operating statements, to the extent available, shall cover a period of at least two years. Said notice will indicate whether the proposed Additional Property will initially be a Stabilized Property or a Non-Stabilized Property. If the Agent determines that additional information is needed to sufficiently describe such property, it may request a supplemental notice from the Borrower containing such additional information. When such notice is satisfactory to the Agent, it shall send a copy to each Lender and each Lender agrees to notify the Agent within ten (10) Business Days after its receipt of such notice as to whether or not it approves of such Real Estate Asset to become an Additional Property. If the notice


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

           distributed by the Agent does not include copies of the Appraisal and/or the environmental report relating to such Real Estate Asset, then a Lender may grant a conditional approval subject to its subsequent review of such items. When copies of such Appraisal and/or the environmental report are subsequently distributed each Lender who has so conditioned its approval agrees to notify the Agent within ten
           (10) Business Days after its receipt thereof as to whether the condition to its approval has been satisfied. The fact that any Lender has so approved the eligibility of a Real Estate Asset shall not prevent such Lender from withholding any consent, approval or waiver required or requested of such Lender in connection with the satisfaction or waiver of the conditions set forth in ss.5.4 with respect to such Real Estate Asset. In the event that all Lenders grant such approval and all of the conditions set forth in ss.5.4 are satisfied, the Agent shall notify the Borrower and within ten (10) days thereafter the Borrower and the Mortgagor shall execute and deliver an Indemnity Agreement and the Mortgagor shall execute and deliver to the Agent a Security Deed, an Assignment of Rents and Leases, and Subordination, Attornment and Non-Disturbance Agreements (to the extent required by the Agent in its discretion), which Security Documents shall be in substantially the form of the Security Documents executed and delivered herewith with such changes as the Agent may deem desirable to address the laws of the State where the Additional Property is located or the factual circumstances of the Additional Property. If the Additional Property is not owned by the Borrower or an existing Guarantor, but is owned by a Related Company which is at least 99% owned by Borrower, such Related Company must become a Guarantor by delivery to the Agent of the following, all in form and substance satisfactory to the Agent: (i) a Guaranty in substantially the form of the Guaranty executed and delivered by Koger Ravinia and (ii) good standing certificates, general partner certificates, secretary certificates, opinions of counsel and such other documents as may be reasonably requested by the Agent. Such Additional Properties shall be deemed to be Mortgaged Properties upon the recording and filing of such Security Documents and the Agent's receipt of satisfactory evidence thereof.

     3. Amendment ofss.5.4(e). ss.5.4(e) is hereby amended and restated to read as follows:

                    (e) The Agent shall have received updated certificates and other items relating to the Borrower as described in ss.10.2, ss.10.3 and ss.10.4 and a favorable opinion addressed to the Lenders and the Agent, in form and substance reasonably satisfactory to the Lenders and the Agent as to the matters addressed in the opinions delivered pursuant to ss.10.5, relating to the Loan Documents executed by Borrower and or the Mortgagor with respect to the Additional Property and relating to the laws of the state where the Additional Property is located.

     4. Amendment ofss.6.20. ss.6.20 is hereby amended and restated to read as follows:


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

                     ss.6.20. Leases. A rent roll as of a date not more than 30 days prior to the Effective Date (or the date that an Additional Property becomes a Mortgaged Property) with respect to all Leases of any portion of the Mortgaged Properties is accurate and completely set forth in Schedule 6.20 as the same shall be supplemented each fiscal quarter by a certificate signed by an authorized officer of Borrower. The Leases reflected on such rent roll constitute the sole and complete material agreements and understandings relating to leasing or licensing of space in the Buildings or otherwise at the Mortgaged Properties. The Borrower has delivered to the Agent a true and complete copy of all Leases. There are no occupancies, rights, privileges or licenses in or to the Buildings or any other part of the Mortgaged Properties other than pursuant to the Leases reflected on Schedule 6.20. Except as set forth in Schedule 6.20 the Leases reflected thereon are in full force and effect, in accordance with their respective terms, without any payment default or any other material default thereunder, nor are there any material defenses, counterclaims, offsets, concessions or rebates available to any tenant thereunder, and neither the Borrower nor the Mortgagor has given or made, or received, any notice of default, or any claim, which remains uncured or unsatisfied, with respect to any of the Leases and, to the best of the knowledge of the Borrower and of the Mortgagor there is no basis for any such claim or notice of default by any tenant. The Schedule 6.20 rent roll accurately and completely sets forth all rents payable by tenants, no tenant having paid more than one month's rent in advance. All tenant improvements or work to be done, furnished or paid for by the landlord, or credited or allowed to a tenant, for, or in connection with, the Buildings pursuant to any Lease has been completed and paid for, or provided for in a manner satisfactory to the Agent, or will be paid for by the Borrower or the Mortgagor in the ordinary course of its business. No leasing, brokerage or like commissions, fees or payments are due from the Borrower or the Mortgagor in respect of the Leases, except those that will be paid for by the Borrower or the Mortgagor in the ordinary course of its business. Except as set forth on the Schedule
           6.20 rent roll, all tenants under all Leases are in occupancy and operating the premises covered by such Leases within the permitted uses under such Leases.


     5. Updated Schedules. The following Schedules to the Credit Agreement are hereby replaced with the attached Schedules as follows:


         Schedule 1.2         Mortgaged Properties
         Schedule 6.7         Litigation
         Schedule 6.15        Insider Transactions
         Schedule 6.18        Environmental Reports and Environmental Matters
         Schedule 6.22(d)     Property Condition Reports

Schedule 6.20 is supplemented by adding thereto the rent roll for the Ravinia Property attached hereto. Schedule 6.22 (l) is supplemented by adding thereto the list of Other Material Agreements for the Ravinia Property attached hereto.


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


           6. Representations and Warranties. The Borrower represents and warrants that, to its knowledge and belief, no Default or Event of Default has occurred and is continuing on the date hereof, and that each of the representations and warranties contained in ss.6.18, in ss.6.20 and in ss.6.22 of the Credit Agreement (with each reference therein to the terms "Mortgaged Property" or "Mortgaged Properties" being deemed to include the Ravinia Property) are true and accurate as of the date hereof with respect to the Ravinia Property.

           7. Effectiveness of Loan Documents. The Borrower hereby confirms that each of the Security Documents shall continue to secure the payment and performance of all of the Obligations under the Credit Agreement as amended hereby and the Borrower's obligations under the Security Documents shall continue to be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Every reference contained in the Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby and as the Credit Agreement may be further amended. Except as specifically amended by this Amendment, the Credit Agreement and each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

           8. Miscellaneous. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Credit Agreement including, without limitation, all definitions set forth in ss.1.1, the rules of interpretation set forth in ss.1.2, the provisions relating to governing law set forth in ss.20, the provisions relating to counterparts in ss.22 and the provision relating to severability in ss.26.

           9. Conditions to Effectiveness. This Second Amendment to Credit Agreement shall become effective when each of the following conditions shall have been satisfied:

           (a) This Second Amendment to Credit Agreement shall have been duly executed and delivered by all of the parties hereto.

           (b) The conditions set forth in ss.5.4 with respect to the Ravinia Property shall have been satisfied, except that the Certificate described in ss.5.4 (d) shall not be required as the substance thereof is included in paragraph 6 of this Amendment.

           (c) The Security Documents with respect to the Ravinia Property, the Guaranty from Koger Ravinia and all related documents described in ss.5.3 shall have been executed and delivered to the satisfaction of the Agent.

In the event that the effective date has not occurred on or before June 14, 2002 then this instrument shall be void and the Credit Agreement shall remain in effect as though this instrument had never been executed.

                            [signature pages follow]


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


           IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                                    BORROWER:
                                    KOGER EQUITY, INC., a Florida corporation


                                    By:        /S/ Christopher L. Becker
                                        --------------------------------
                                    Name:      Christopher L. Becker
                                    Title:     Senior Vice President



                                     AGENT:
                                     FLEET NATIONAL BANK, as Agent

                                     By:       /S/ Lori Y. Litow
                                        --------------------------
                                     Name:     Lori Y. Litow
                                     Title:    Director



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


                              Lender Signature Page


                                      FLEET NATIONAL BANK


                                      By:        /S/ Lori Y. Litow
                                          --------------------------
                                      Name:      Lori Y. Litow
                                      Title:     Director






Commitment:                                         $35,000,000

Commitment Percentage:                              28%




Notice Address:                           Fleet National Bank
                                          100 Federal Street
                                          Boston, MA  02110
                                          Attn: Structured Real Estate

                                          With a copy to:

                                          Fleet National Bank.
                                          115 Perimeter Center Place, N.E.
                                          Suite 500
                                          Atlanta, GA 30346
                                          Attn: Lori Y. Litow, Director

                                          Fax:     (770)390-8434 or 391-9811



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



                              Lender Signature Page

                                             WELLS FARGO BANK,
                                             NATIONAL ASSOCIATION


                                              By:    /S/ Edwin S. Poole, III
                                                   -------------------------

                                                   Name:  Edwin S. Poole, III
                                                   Title: Vice President




Commitment:                                                     $40,000,000

Commitment Percentage:                                                  32%


Notice Address:                        Wells Fargo Bank, N.A.
                                       c/o Wells Fargo Florida Real Estate Group
                                       Suite 155
                                       4010 Boy Scout Blvd.
                                       Tampa, FL 33607
                                       Attn: Edwin S. Poole, III

                                       Fax:  (813) 876-6459

                                       With a copy to:
                                        Wells Fargo Bank, N.A.
                                        Suite 1805
                                        2859 Paces Ferry Road
                                        Atlanta, GA 30339
                                        Attn: Matoka D. Benefield

                                        Fax:  (770)435-2262



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                              Lender Signature Page


                                        COMPASS BANK


                                        By:        /S/ Johanna Duke Paley
                                            ------------------------------------
                                        Name:     Johanna Duke Paley
                                        Title:    Senior Vice President






Commitment:                                                 $20,000,000

Commitment Percentage:                                              16%




Notice Address:                           Compass Bank
                                          15 South 20th Street, 15th Floor
                                          Birmingham, AL 35233
                                          Attn: Johanna Paley

                                          Fax: (205) 297-7994



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                              Lender Signature Page


                                            COMMERZBANK AG, NEW YORK AND
                                            GRAND CAYMAN BRANCHES

                                            By:       /S/ E. Marcus Perry
                                               ---------------------------------
                                            Name:     E. Marcus Perry
                                            Title:    Assistant Vice President



                                            By:       /S/ Ralph Marra
                                               ---------------------------------
                                            Name:     Ralph Marra
                                           Title:     Vice President







Commitment:                                                    $20,000,000

Commitment Percentage:                                                 16%


Notice Address:                    Commerzbank AG, New York and
                                   Grand Cayman Branches
                                   2 World Financial Center
                                   New York, NY   10281-1050
                                   Attn: Marcus Perry, Assistant Vice President

                                   Fax:      (212) 400-5972




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


                              Lender Signature Page


                                                  COMERICA BANK


                                                  By:   /S/ Scott M. Helmer
                                                      --------------------------
                                                  Name:   Scott M. Helmer
                                                  Title:  Vice President






Commitment:                                                     $10,000,000

Commitment Percentage:                                                   8%




Notice Address:                         Comerica Bank
                                        500 Woodward Avenue
                                        Detroit, MI 48226-3256
                                        Attn: Scott  M. Helmer, Vice President

                                        Fax:  (313) 222-9295




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





                                                            Schedule 1.2
                                                      Mortgaged Real Property



ATLANTA - CHAMBLEE
Building Name                      Building Address                             City               State        Zip
---------------------------------------------------------------------------------------------------------------------
Oxford                             2951 Flowers Road South                      Atlanta            GA           30341
Cambridge                          2965 Flowers Road South                      Atlanta            GA           30341
Oglethorpe                         2971 Flowers Road South                      Atlanta            GA           30341
Cornell                            3355 N.E. Expressway                         Atlanta            GA           30341
Dartmouth                          3395 N.E. Expressway                         Atlanta            GA           30341
Yale                               2945 Flowers Road South                      Atlanta            GA           30341
Vanderbilt                         2939 Flowers Road South                      Atlanta            GA           30341
Harvard                            3375 N.E. Expressway                         Atlanta            GA           30341
Tulane                             2888 Woodcock Boulevard                      Atlanta            GA           30341
Duke                               2872 Woodcock Boulevard                      Atlanta            GA           30341
Davidson                           2858 Woodcock Boulevard                      Atlanta            GA           30341
Hollins                            2970 Brandywine Road                         Atlanta            GA           30341
Fordham                            2980 Brandywine Road                         Atlanta            GA           30341
Colgate                            2920 Brandywine Road                         Atlanta            GA           30341
Stanford                           2960 Brandywine Road                         Atlanta            GA           30341
McGill                             2835 Brandywine Road                         Atlanta            GA           30341
Drake                              2990 Brandywine Road                         Atlanta            GA           30341
Williams                           2877 Brandywine Road                         Atlanta            GA           30341
Rutgers                            3003 Chamblee Tucker Road                    Atlanta            GA           30341
Rhodes                             3005 Chamblee Tucker Road                    Atlanta            GA           30341
Columbia                           2900 Woodcock Boulevard                      Atlanta            GA           30341

CHARLOTTE - UNIVERSITY
Building Name                      Building Address                             City               State        Zip
---------------------------------------------------------------------------------------------------------------------
One Resource Square                10925 David Taylor Drive                     Charlotte          NC           28262
Two Resource Square                10926 David Taylor Drive                     Charlotte          NC           28262

JACKSONVILLE - SUWANNEE
Building Name                      Building Address                             City               State        Zip
---------------------------------------------------------------------------------------------------------------------
Suwannee                           8875 Liberty Ridge Drive                     Jacksonville       FL           32256


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


CHARLOTTE - VANGUARD
Building Name                      Building Address                             City              State         Zip
----------------------------------------------------------------------------------------------------------------------
Johnston Building                  5350 Seventy Seven Center Drive              Charlotte         NC           28262
Craven Building                    5550 Seventy Seven Center Drive              Charlotte         NC           28262

ATLANTA - THREE RAVINIA DRIVE
Building Name                      Building Address                             City              State         Zip
---------------------------------------------------------------------------------------------------------------------
Three Ravinia                      Three Ravinia Drive                          Atlanta           GA           30346



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


                                  SCHEDULE 6.7

                                 LITIGATION LIST


ATLANTA - CHAMBLEE - NONE



JACKSONVILLE - SUWANNEE BUILDING - NONE



CHARLOTTE - UNIVERSITY - NONE



CHARLOTTE - VANGUARD - NONE



ATLANTA - THREE RAVINIA - NONE

                                  SCHEDULE 6.15

                              INSIDER TRANSACTIONS




ATLANTA - CHAMBLEE - NONE



JACKSONVILLE - SUWANNEE BUILDING - NONE



CHARLOTTE - UNIVERSITY - NONE



CHARLOTTE - VANGUARD - NONE



ATLANTA - THREE RAVINIA - NONE

                                  SCHEDULE 6.18
                     PHASE I ENVIRONMENTAL SITE ASSESSMENTS




ATLANTA - CHAMBLEE
Phase I Environmental Site Assessment by ATC Associates, Inc. dated December 28, 2001

No additional environmental issues noted.


JACKSONVILLE - SUWANNEE BUILDING
Phase I Environmental Site Assessment by ATC Associates, Inc. dated December 28, 2001

No additional environmental issues noted.


CHARLOTTE - UNIVERSITY
Phase I Environmental Site Assessment by ATC Associates, Inc. dated December 28, 2001

No additional environmental issues noted.


CHARLOTTE - VANGUARD
Phase I Environmental Site Assessment by ATC Associates, Inc. dated December 28, 2001

No additional environmental issues noted.



ATLANTA - THREE RAVINIA
Phase I Environmental Site Assessment by ATC Associates, Inc. dated January 27, 2002

No additional environmental issues noted.

                                SCHEDULE 6.22(d)
                   PHYSICAL CONDITION SITE ASSESSMENT REPORTS



ATLANTA - CHAMBLEE
Physical Condition Assessment Report by ATC Associates, Inc. dated December 28, 2001


JACKSONVILLE - SUWANNEE BUILDING
Physical Condition Assessment Report by ATC Associates, Inc. dated December 28, 2001



CHARLOTTE - UNIVERSITY
Physical Condition Assessment Report by ATC Associates, Inc. dated December 28, 2001



CHARLOTTE - VANGUARD
Physical Condition Assessment Report by ATC Associates, Inc. dated December 28, 2001



ATLANTA - THREE RAVINIA
Property Condition Assessment Report by Horn Chandler Thomas dated January
7, 2002




                                                        Supplement to SCHEDULE 6.22(l)
                                                              MATERIAL AGREEMENTS
                                                             Atlanta - Three Ravinia

                        CONTRACTOR                         TERM                                      CANCELLATION CLAUSE
        SERVICE

Cleaning                Building One                    9/1/00-12/31/02                              30 day cancellation

Guard Service           Barton Protective Services      9/1/00-12/31/02                              30 day cancellation

Landscaping (Interior)  Rentokil Tropical Plants        month to month                               30 day cancellation
                                                        currently negotiating renewal of contract
                                                        which expired 9/30/01
Parking                 AAA Parking                     6/1/00-12/31/02                              30 day cancellation


Elevator Maintenance    Otis Elevator Company           1/1/97-12/31/02                              Thirty (30) day cancellation

Window Cleaning         JOBS Building Contractors       6/1/01-5/30/02                               Thirty (30) day cancellation
                                                        automatic one year renewal at expiration
                                                        of current term

Trash Hauling           C&C Disposal                    4/1/97- 3/31/03                              Thirty (30) day cancellation
                                                        automatic one year renewal at expiration
                                                        of current term

Pest Control            Rentokil Pest Control           Automatic one (1) year renewal at            Thirty (30) day cancellation
                                                        expiration of current term
Metal Refinishing       The Lee Quigley Company         8/1/01-7/31/02                               Thirty (30) day cancellation


Marble Refinishing      Envirocare                      Month-to-month                               Thirty (30) day cancellation

Fire Alarm System       Mitec                           4/01/02 - 3/31/03                            Thirty (30) day cancellation

Recycling               American Recycling              5/1/92 - 4/30/03                             Thirty (30) day cancellation
                                                        Automatic one (1) year renewal at
                                                        expiration of current term

Wood Refinishing        Williamson                      1/1/02 - 12/31/02                            Thirty (30) day cancellation

HVAC controls           Digital Air Control, Inc.       2/1/00 - 1/31/03                             Thirty (30) day cancellation

Copier Repair           Standard Office Systems         6/--/01-5/31/04                              Thirty (30) day cancellation

Postage meter           Neo-Post                        10/1/01 - 9/30/02                            Thirty (30) day cancellation
                                                        Automatic one (1) year renewal at
                                                        expiration of current term

Exterior Landscaping    Morrell                         5/01/02 - 4/30/03                            Thirty (30) day cancellation

Walkie-Talkies          Mobile Communications of DeKalb 8/1/97 - 7/30/02                             Thirty (30) day cancellation
                                                        Automatic one (1) year renewal at
                                                        expiration of current term

Fax maintenance         Milner Document Products        11/1/01 - 10/31/02                           Thirty (30) day cancellation

Uniforms                Aramark                         02/04/02 - 02/03/07                          Thirty (30) day cancellation
                                                                                                     for cause or terminable on
                                                                                                     change of ownership


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